CT COMMUNICATIONS, INC.
                OMNIBUS STOCK COMPENSATION PLAN


                    EFFECTIVE APRIL 24, 1997

                    CT COMMUNICATIONS, INC.
                OMNIBUS STOCK COMPENSATION PLAN



                       TABLE OF CONTENTS


ARTICLE I - PREAMBLE . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE II - DEFINITIONS . . . . . . . . . . . . . . . . . . . .2

ARTICLE III - ADMINISTRATION . . . . . . . . . . . . . . . . . .6

ARTICLE IV - INCENTIVE STOCK OPTIONS . . . . . . . . . . . . . 11

ARTICLE V - NONQUALIFIED STOCK OPTIONS . . . . . . . . . . . . 13

ARTICLE VI - LIMITED STOCK APPRECIATION RIGHTS . . . . . . . . 14

ARTICLE VII - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS. . . 15

ARTICLE VIII - RESTRICTED STOCK. . . . . . . . . . . . . . . . 17

ARTICLE IX - STOCK AWARDS. . . . . . . . . . . . . . . . . . . 20

ARTICLE X - PERFORMANCE SHARES . . . . . . . . . . . . . . . . 21

ARTICLE XI -CHANGES IN SHARES OR CHANGE OF CONTROL . . . . . . 23

ARTICLE XII - AMENDMENT AND TERMINATION. . . . . . . . . . . . 25

ARTICLE XIII - MISCELLANEOUS PROVISIONS. . . . . . . . . . . . 27

                    CT COMMUNICATIONS, INC.
                OMNIBUS STOCK COMPENSATION PLAN




                      ARTICLE I - PREAMBLE


1.1 The Plan is intended to secure for the Corporation, its Subsidiaries and its shareholders the benefits arising from ownership the Corporation's Common Stock by the executives, non-employee directors and key employees of the Corporation and its Subsidiaries who are and will be responsible for the Corporation's future growth. The Plan is designed to help attract and retain for the Corporation and its Subsidiaries personnel of superior ability for positions of exceptional responsibility, and to motivate such personnel through added incentives to further contribute to the success of the Corporation. It is also intended that the Plan shall satisfy the requirements of Rule 16b-3 of the Act.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options (to employees and directors); (iii) Limited Stock Appreciation Rights; (iv) Restricted Stock; (v) Stock Awards; (vi) Performance Shares; and (vii) other forms of equity-based compensation as may be provided and are permissible under this Plan and the state and federal laws.

1.3  The Plan shall be effective April 24, 1997 (the "Effective
          Date").
                     ARTICLE II - DEFINITIONS


DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2 "Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.3 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted
     Stock, Stock Award, Performance Share, or any combination of the foregoing.

2.4 "Board of Directors" means the Board of Directors of the Corporation.

2.5 "Change in Control" shall mean (i) the effective date of a plan of merger or consolidation of the Corporation with any other corporation as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (ii) the effective date of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation, or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition except by inheritance or devise of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Act, as amended, other than by a person, or group including a person, who beneficially owned, as of the effective date of the Plan, more than five percent of the Corporation's voting stock or equity.

2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

2.7 "Committee" means the Compensation Committee of the Board of Directors or such other committee consisting of two (2) or more members as may be appointed by the Board of Directors to administer this Plan pursuant to Article III. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are members of the Board of Directors and at least two Non-Employee Directors.
     Committee members may also be appointed for such limited purposes as may be provided by the Board of Directors.

2.8 "Common Stock" means the Nonvoting Class B Common Stock, no par value, of the Corporation to be issued pursuant to the Plan.

2.9  "Corporation" means CT Communications, Inc., a North
      Carolina corporation, and its successors and assigns.
     "Corporation" also means CT Communications, Inc. and its Subsidiaries, unless the context clearly indicates otherwise.

2.10 "Director" means a member of the Board of Directors of the Corporation.

2.11 "Disability" means disability as determined under procedures established by the Committee or in any Award.

2.12 "Early Retirement" means retirement from active employment with the Corporation or any Subsidiary, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award Agreement.

2.13 "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.14 "Eligible Participant" means any executive, director or key employee of the Corporation or its Subsidiaries, as shall be determined by the Committee, as well as any other person, other than a person designated as a Non-Employee Director whose participation the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee.

2.15 "ERISA" means the Employee Retirement Income Security Act of
     1974, as now in effect or as hereafter amended.

2.16 "Fair Market Value" means, with respect to any given day, the value for a share of Common Stock determined by using the weighted average price of the two (2) most recent arm's length trades of the Common Stock between unrelated parties as reported to the Corporation.

2.17 "Incentive Stock Option" means a Stock Option granted under
     Article IV of the Plan, and as defined in Section 422 of the Code.

2.18 "Limited Stock Appreciation Right" means a Stock Right which is exercisable only in the event of a Change in Control, as described in Article VI of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Limited Stock Appreciation Right Fair Market Value of a share of Common Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Common Stock.

2.19 "Limited Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Limited Stock Appreciation Right.

2.20 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.21 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.22 "Normal Retirement" means retirement from active employment with the Corporation or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.23 "Option Grant Date" means, as to any Stock Option, the latest of:

     (a) the date on which the Committee grants the Stock Option by entering into an Award Agreement with the Participant;

     (b) the date the Participant receiving the Stock Option becomes an employee or a director of the Corporation or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

     (c) such other date (later than the dates described in (i) and (ii) above) as the Committee may designate.

2.24 "Participant" means an Eligible Participant to whom an Award has been granted and who has entered into an Agreement evidencing the Award.

2.25 "Performance Share" means an Award under Article X of the Plan of a unit valued by reference to a designated number of shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Common Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.26 "Performance Objectives" shall have the meaning set forth in
     Article X of the Plan.

2.27 "Performance Period" shall have the meaning set forth in
     Article X of the Plan.

2.28 "Plan" means the CT Communications, Inc. Omnibus Stock
     Compensation Plan, as amended and restated as of the date hereof, and as further amended from time to time.

2.29 "Restricted Stock" means an Award of Common Stock under
     Article VIII of the Plan, which Common Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Common Stock and with such other restrictions as the Committee, in its sole discretion, may deem appropriate (including, without limitation, restrictions on the right to vote such Common Stock, the right to receive any cash dividends on such stock, the forfeiture of such Common Stock upon certain events and the obligation to sell the stock back to the Corporation at a fixed price), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30 "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.31 "Retirement" means Normal or Early Retirement.

2.32 "Stock Award" means an Award of Common Stock granted in payment of compensation, as provided in Article IX of the Plan.

2.33 "Stock Option" means an Award under Article IV or V of the
     Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified
     Stock Option.

2.34 "Stock Right" means an Award of a Limited Stock Appreciation
     Right.

2.35 "Subsidiary" means a subsidiary corporation of the Corporation as that term is defined in Code section 424(f).
     "Subsidiaries" means more than one Subsidiary.

2.36 "Termination of Employment" means the discontinuance of employment of a Participant with the Corporation or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Corporation and its Subsidiaries. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest shall be treated as employment with the Corporation. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

                   ARTICLE III - ADMINISTRATION


3.1  This Plan shall be administered by the Committee.   A
     Committee member who is not a Non-Employee Director, with respect to action to be taken by the Committee, shall not be able to participate in the decision to the extent prescribed
     by Rule 16b-3 under the Act.   The Committee, in its
     discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board of Directors, to serve at the pleasure of the Board of Directors. The Board of Directors may serve as the Committee, if by the terms of the Plan all Board of Directors members are otherwise eligible to serve on the Committee.

3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, and to the Corporation with respect to an Award in the event of a Change of Control as defined in Article XI or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section
     3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6 The aggregate number of shares of Common Stock which are subject to an Award under the Plan shall be One Hundred Thousand (100,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Corporation.

     (a) If, for any reason, any shares of Common Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Corporation, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Common Stock (whether or not Restricted Stock), such shares of Common Stock or Performance Shares shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan, and shall again be available for Award under the Plan.

     (b) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

     (c) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Common Stock (whether or not Restricted Stock), the shares of Common Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Common Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

     (d)  The foregoing subsections (a), (b), and (c) of this
          Section 3.6 shall be subject to any limitations provided by Rule 16b-3 under the Act.

3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.8 The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to:

     (a) the approval of the Plan by the shareholders of the Corporation; and

     (b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its discretion, determine to be necessary or advisable.

3.9 All certificates for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

3.10 Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such shares of Common Stock, including the right to vote the shares and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a stockholder with respect to any shares of Common Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Common Stock.

3.11 If any reorganization, recapitalization, reclassification, stock split-up, spin-off of one or more Subsidiaries that results in a material distribution of shares, stock dividend, or consolidation of shares of Common Stock, merger or consolidation of the Corporation or its Subsidiaries or sale or other disposition by the Corporation or its Subsidiaries of all or a portion of its assets, any other change in the Corporation's or its Subsidiaries' corporate structure, or any distribution to stockholders other than a cash dividend results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Common Stock or other securities of the Corporation, or for shares of Common Stock or other securities of any other corporation; or new, different or additional shares or other securities of the Corporation or of any other corporation being received by the holders of outstanding shares of Common Stock, then equitable adjustments shall be made by the Committee in:

     (a) the limitation of the aggregate number of shares of Common Stock that may be awarded as set forth in
          Section 3.6 of the Plan;

     (b) the number and class of Common Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

     (c) the purchase price to be paid per share of Common Stock under outstanding Stock Options and the number of shares of Common Stock to be transferred in settlement of outstanding Stock Rights; and

     (d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Common Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

3.13 The Committee may require each person purchasing shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Corporation in writing that he is acquiring the shares of Common Stock for investment purposes and without a view to distribution thereof. The certificates for such shares of Common Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.14 The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Corporation (or any Subsidiary, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. Notwithstanding the foregoing, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Corporation or any Subsidiary or for a period of two (2) years after termination of such employment, directly or indirectly engages in the business of sales, marketing, distribution or provision of telecommunications services or equipment or other products sold by the Employee during his employment with the Corporation, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Corporation or with any business in which the Corporation and its Subsidiaries has a substantial interest as determined by the Committee; (b) materially breeches (as determined in the sole discretion of the Committee) any term or provision of any employment agreement entered into between a Participant and the Corporation or a Subsidiary;
     (c) solicits, hires or recruits (or causes or assists another party to solicit, hire or recruit) any person in the employ of the Corporation or its Subsidiaries to leave his or her employment with the Corporation or Subsidiary; or (d) is terminated for cause as determined by the Committee.

3.16 The Committee may require in the Agreement or Award that upon the termination of any Participant's employment with the Corporation or Subsidiary for any reason other than retirement with the consent of the Corporation or Subsidiary, the Corporation shall have the option, but not the obligation, to purchase any part or all of any shares of the Common Stock which were acquired by the Participant pursuant to this Plan and owned by Participant at the date of the termination of his employment with the Corporation or
     Subsidiary.   The purchase price of any share purchased by
     the Corporation pursuant to the repurchase option under this
     Section 3.16 will be the Fair Market Value of a share of Common Stock as of the date of the repurchase, and the Corporation must exercise its right to repurchase within thirty (30) days of the Participant's termination of employment.























               ARTICLE IV - INCENTIVE STOCK OPTIONS


4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants who are not Directors, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until a date not more than 10 years from the Effective Date, subject to the following conditions:

     (a) The Incentive Stock Option price per share of Common Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of the Option Grant Date.

     (b) The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

          (i) as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; or

          (ii) as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death;

          provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

     (c) The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

          (i) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in
               Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

          (ii) if the exercise of an Incentive Stock Option is accelerated by reason of an Change of Control, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

     (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option Grant Date, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation.

     (e) Subject to the limitations of Section 3.6, the maximum number of shares of Common Stock subject to Incentive
          Stock Option Awards shall be One Hundred Thousand
          (100,000).

     (f) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2 The Committee may at any time offer to buy out for a payment in cash, Stock, or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3 If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Common Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.



              ARTICLE V - NONQUALIFIED STOCK OPTIONS


5.1  One or more Stock Options may be granted as Nonqualified
     Stock Options to Eligible Participants to purchase shares of Common Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Common Stock shall be established in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

5.3 The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three
     (3) months unless employment shall have terminated:

     (a) as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; or

     (b) as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this
     Article V or in Article VII, as determined by the Committee.

5.5 Nonqualified Stock Options may be made to Directors under the additional provisions of this Section 5.5. Directors may be granted Nonqualified Stock Options as provided in Sections 5.1 through 5.4 above only if the grant of the Nonqualified Stock Options is approved in advance by the full Board of Directors or by a committee of the Board of Directors composed solely of two or more Non-Employee Directors as described by Rule 16b-3 of the Act. All Awards under this Plan to Directors will be made pursuant to this
     Article V, and no other Awards may be made to a Director under any other Article or Section of the Plan.


          ARTICLE VI - LIMITED STOCK APPRECIATION RIGHTS


     The Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled only in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised in respect of the number of shares of Common Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Limited Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Common Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate, including any restrictions necessary to comply with Section 16(b) of the Act and Rule 16b-3 promulgated thereunder.

    ARTICLE VII - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS


7.1 Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 A Stock Option or Stock Right shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or, to the extent otherwise allowed by Rule 16b-3 under the Act, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.

7.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement.

7.4 No cash dividends shall be paid on shares of Common Stock subject to unexercised Stock Options.

7.5 In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Common Stock, or partly in cash and partly in Common Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Common Stock subject to a Stock Option and the Option price in consideration of the surrender of the Stock Option.

7.6 If a Participant is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, (iii) the receipt of Limited Stock Appreciation Rights or (iv) payments made pursuant to
     Section 7.5 hereof, then the exercise of such Option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation. The Committee, in its sole discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Common Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section
     7.7 is required to satisfy the applicable requirements under Rule 16b-3 of the Act.

7.7 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

7.8 The Corporation shall have a right of first refusal to purchase from the Participant prior to any transfer or sale any part or all of any shares of the Common Stock which were acquired by the Participant pursuant to this Plan. The purchase price of any share purchased by the Corporation pursuant to the right of first refusal under this Section
     7.8 will be the lesser of (i) the Fair Market Value of a share of Common Stock as of the date of the proposed transfer or sale and (ii) the proposed price per share to be paid by the proposed buyer or transferee. The Corporation's right of first refusal may be exercised by the Corporation, if at all and in its sole discretion, within ten (10) days of receiving notice from the Participant of the proposed transfer or sale. The Corporation may waive this right of first refusal at any time and in whole or in part.

                 ARTICLE VIII - RESTRICTED STOCK


8.1 Restricted Stock Awards may be made to certain Participants as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2 With respect to Awards of Restricted Stock, the Committee shall:

     (a) determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

     (b) determine the length of the Restriction Period and whether any events may accelerate or delay the end of the Restriction Period;

     (c)  determine any restrictions applicable to the Restricted
          Stock such as service or performance, other than those set forth in this Article VIII;

     (d) determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

     (e) determine if the Restricted Stock is subject to repurchase by the Corporation or a right of first refusal at a predetermined price or if the Restricted
          Stock may be forfeited entirely under certain conditions;

     (f) determine what, if any, performance goals may apply to the Restriction Period to shorten or lengthen such period;

     (g) determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Corporation or its Subsidiaries for the account of the Participant; and

     (h) generally determine the terms and conditions of each Restricted Stock Award.

8.3 Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter periods as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required.

     The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4 Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Corporation or its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Corporation.

8.5 Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6 To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to all or any part of such Participant's Restricted Stock.

8.7 In the event of hardship or other special circumstances of a Participant whose employment with the Corporation or any Subsidiary is involuntarily terminated, the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8 The certificates representing shares of Restricted Stock may either:

     (a) be held in custody by the Corporation until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Corporation a stock power endorsed in blank relating to the Restricted Stock; and/or

     (b) be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9 Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Corporation or its Subsidiaries for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10 If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant (in exchange for the Restricted Stock certificates if the Participant has possession of certificates with a restricted legend).

8.11 In order to better ensure that Award payments actually reflect the performance of the Corporation and its Subsidiaries and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.




                    ARTICLE IX - STOCK AWARDS


9.1 A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

9.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Common Stock on the date such Stock Award is granted, regardless of whether or when such shares of Common Stock are issued or transferred to the Participant and whether or not such shares of Common Stock are subject to restrictions which affect their value.

9.3 Shares of Common Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such shares of Common Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Common Stock (as adjusted under Section 3.11) if such shares of Common Stock had been issued or transferred to such
     Participant at the time such Stock Award was granted.   Any
     issuance payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Committee, be paid in cash on each date on which delivery of shares of Common Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Common Stock which would otherwise have been delivered.

9.4 A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Common Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Common Stock, shall be and become a shareholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.


                  ARTICLE X - PERFORMANCE SHARES


10.1 Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

10.2 With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

     (a) determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

     (b)  determine the performance period (the "Performance
          Period") and/or performance objectives (the
          "Performance Objectives") applicable to such Awards;

     (c)  determine the form of settlement of a Performance
          Share; and

     (d) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.17.

10.3 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance
     Shares for which different Performance Periods are prescribed.

10.4 The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

10.5 The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

10.6 If a Participant terminates service with the Corporation or its Subsidiaries during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Corporation or any Subsidiary; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Corporation or its Subsidiaries during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

10.7 Each Award of a Performance Share shall be paid in whole shares of Common Stock, or cash, or a combination of Common Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

10.8 The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Corporation or its Subsidiaries entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

10.9 The Committee shall have the authority to place restrictions on the Performance Shares including, but not limited to, restrictions on exercise or transfer following receipt of such shares.

        ARTICLE XI -CHANGES IN SHARES OR CHANGE OF CONTROL


11.1 The total amount of shares for which Stock Options, Restricted Stock, Stock Awards or Performance Shares may be granted under the Plan and option rights (both as to the number of shares and the option exercise price per share) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on the Common Stock, a subdivision or combination of shares of the Common Stock or from a reclassification of the Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation.

11.2 At the time of a Change of Control, as defined in Section 2.5, any Award granted hereunder shall become exercisable in full and restrictions shall lapse as described in Section
     11.3 through 11.5, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the option exercise price per share.

11.3 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Award granted under the Plan shall terminate; provided, however that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation (and as provided above regarding certain mergers and consolidations), each Award granted hereunder shall be exercisable in full and all restrictions lapse, regardless of any provision contained in the Agreement with respect thereto requiring that the Award or any portion thereof be outstanding for a minimum amount of time prior to exercise, subject to all of the terms hereof and of the Agreement with respect thereto not inconsistent with this paragraph.

     The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

11.4 Upon the occurrence of a Change of Control, and unless otherwise provided in the Agreement, all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

     (a)  All Performance Objectives applicable to the Award of
          Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

     (b) The applicable Performance Period shall be deemed to have ended on the date of the Change of Control;

     (c) The payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

     (d)  Upon the making of any such payment, the Award
          Agreement as to which it relates shall be deemed canceled and of no further force and effect.

11.5 Upon the occurrence of a Change of Control, the Committee in its discretion, shall declare the restrictions applicable to Awards of Restricted Stock to have lapsed, in which case the Corporation shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Common Stock, and deliver such certificates to the Participants in whose names they are registered, or deliver to such Participants unrestricted certificates in exchange for the Restricted Stock certificates.





             ARTICLE XII - AMENDMENT AND TERMINATION


12.1 The Board of Directors, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. To the extent required by Rule 16b-3 under the Act, no amendment, without approval by the Corporation's stockholders, shall:

     (a) alter the group of persons eligible to participate in the Plan;

     (b) except as provided in Section 3.6 or 11.1, increase the maximum number of shares of Common Stock or Stock
          Options or Stock Rights which are available for Awards under the Plan;

     (c)  extend the period during which Incentive Stock Option
          Awards may granted beyond April 24, 2007.

     (d) limit or restrict the powers of the Committee with respect to the administration of this Plan;

     (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Common Stock for which an Eligible Participant may be granted an Incentive Stock Option;

     (f) materially increase the benefits accruing to Participants under this Plan;

     (g) materially modify the requirements, as to eligibility for participation in this Plan;

     (h) modify the Plan or terms of awards in such a way that the members of the Committee lose their status as Nonemployee Directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended; or

     (i)  change any of the provisions of this Article XII.

12.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board of Directors or the stockholders of the Corporation shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

     (a) annul any Award if the Participant is terminated for cause as determined by the Committee;

     (b) provide for the forfeiture of shares of Common Stock or other gain under an Award as determined by the Committee for competing against the Corporation or any Subsidiary; and

     (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock option.

12.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XI.



             ARTICLE XIII - MISCELLANEOUS PROVISIONS


13.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation or its Subsidiaries (or to serve as a director thereof) or interfere in any way with the right of the Corporation or its Subsidiaries to terminate
     his or her employment at any time.   Unless specifically
     provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation or its Subsidiaries for the benefit of its employees unless the Corporation shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Section 8.8 with respect to Restricted Stock and except as otherwise provided by the Committee.

13.2 The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Corporation or its Subsidiaries for the amount the Corporation or its Subsidiaries is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Corporation for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

13.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

13.4 The terms of the Plan shall be binding upon the Corporation, its Subsidiaries and their successors and assigns.

13.5 Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Corporation shall forthwith terminate.

13.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by ERISA.

13.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

13.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

13.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.